EXHIBIT A

                        Purchased Assets Defined

                        FACILITIES TO BE PURCHASED

Liberty Court
1526 Lombard Street
Philadelphia, PA  19146

Phillipsburg Center
843 Wilbur Avenue
Phillipsburg, NJ  08865

Pleasant View Center
227 Pleasant Street
Concord, NH 03301

Riverview Ridge
300 Courtright Street
Wilkes-Barre, PA  18702

Willowbrook Center
100 Edella Road
Clarks Summit, PA  18411

       FACILITIES IN WHICH 100% OF OWNERSHIP INTERESTS ARE TO BE
           PURCHASED IN THE ENTITY THAT OWNS SUCH FACILITY

Corsica Hills Center
205 Armstrong Avenue
Centreville, MD  21617

Heritage Center
7232 German Hill Road
Dundalk, MD  21222

LaPlata Center
1 Magnolia Drive
LaPlata, MD  20646

Multi-Medical Center
7700 York Road
Towson, MD  21204

Severna Park Center
24 Truckhouse Road
Severna Park, MD  21146

Voorhees Center
3001 Evesham Road
Voorhees, NJ  08043

Westfield Center
1515 Lamberts Mill Road
Westfield, NJ  07090


                                   E-1



                                EXHIBIT B-1

          List of GHV Affiliate Tenants and ET Affiliate Landlords

                           LIST OF GHV AFFILIATE TENANTS

Berkshire 	     Assisted Living Associates of Berkshire, Inc., a
                 Pennsylvania corporation

Lehigh           Assisted Living Associates of Lehigh, Inc., a
                 Pennsylvania corporation

Sanatoga         Assisted Living Associates of Sanatoga, Inc., a
                 Pennsylvania corporation

Heritage Woods   Genesis Health Ventures of Massachusetts, Inc., a
                 Pennsylvania corporation

Highgate Geriatric and Medical Services, Inc., a New Jersey corporation

Lopatcong        Geriatric and Medical Services, Inc., a New Jersey
                 corporation

                  LIST OF ELDERTRUST AFFILIATE LANDLORDS

Berkshire        ET Sub-Berkshire Limited Partnership, L.P., a Delaware
                 limited partnership

Lehigh ET Sub-Lehigh Limited Partnership, L.P., a Delaware limited partnership

Sanatoga ET Sub-Sanatoga Limited Partnership, L.P., a Delaware limited partnership

Heritage Woods   ET Sub-Heritage Woods L.L.C., a Delaware limited
                 liability company.

Highgate ET Sub-Highgate, L.P., a Pennsylvania limited partnership

Lopatcong        ET Sub-Lopatcong, L.L.C., a Delaware limited liability
                 company


                                   E-2

                                EXHIBIT B-2

    Facilities being Transferred and Facilities with Lease Amendments

                       FACILITIES BEING TRANSFERRED
Liberty Court
1526 Lombard Street
Philadelphia, PA  19146

Phillipsburg Center
843 Wilbur Avenue
Phillipsburg, NJ  08865

Pleasant View Center
227 Pleasant Street
Concord, NH 03301

Riverview Ridge
300 Courtright Street
Wilkes-Barre, PA  18702

Willowbrook Center
100 Edella Road
Clarks Summit, PA  18411

                    FACILITIES WITH LEASE AMENDMENTS
Berkshire Commons
5485 Perkiomen Avenue
Reading, PA  19606

Lehigh Commons
1680 Spring Creek Road
Macungie, PA  18062

Sanatoga Court
227 Evergreen Road
Pottstown, PA  19464

Heritage Woods
462 Main Street
Agawam, MA  01001

Highgate at Paoli Pointe
600 Paoli Pointe Drive
Paoli, PA  19301

Lopatcong Center
390 Red School Lane
Phillipsburg, New Jersey 08865

                                   E-3

                               EXHIBIT B-3

                      Facility Leases to be Amended

Berkshire Commons
Reading, Pennsylvania:

1. Lease Agreement dated January 31, 2001 between ET Sub-Berkshire Limited Partnership, a Delaware limited partnership (ET-Berkshire), and Assisted Living Associates of Berkshire, Inc., a Pennsylvania corporation (ALAB).

2. Memorandum of Lease dated January 31, 2001 between ET-Berkshire and ALAB recorded in the Office of the Recorder of Deeds in and for Berks County, Pennsylvania.

3. First Amendment to Lease Agreement dated August 5, 2002 between ET-Berkshire and ALAB, joined by GHV, as new guarantor.

4. Lease Guaranty and Suretyship Agreement (Berkshire) dated August 5, 2002 from GHV to ET-Berkshire.


Lehigh Commons
Lehigh, Pennsylvania

1.   Lease Agreement dated January 31, 2001 between ET Sub-Lehigh
     Limited Partnership, a Delaware limited partnership (ET-Lehigh), and Assisted Living Associates of Lehigh,Inc., a Pennsylvania corporation (ALAL).

2. Memorandum of Lease dated January 31, 2001 between ET-Lehigh and ALAL recorded in the Office of the Recorder of Deeds in and for Berks County, Pennsylvania.

3. First Amendment to Lease Agreement dated July 17, 2002 between ET-Lehigh and ALAL.

4. Second Amendment to Lease Agreement dated August 5, 2002 between ET-Lehigh and ALAL, joined by GHV, as new guarantor.

5. Lease Guaranty and Suretyship Agreement (Lehigh) dated August 5, 2002 from GHV to ET-Lehigh.

                                  E-4

Sanatoga Court
Pottstown, Pennsylvania

1.   Lease Agreement dated January 31, 2001 between ET Sub-Sanatoga
     Limited Partnership, a Delaware limited partnership (ET-Sanatoga),
     and Assisted	Living Associates of Sanatoga, Inc., a Pennsylvania
     corporation (ALAS).

2. Memorandum of Lease dated January 31, 2001 between ET-Sanatoga and ALAS recorded in the Office of the Recorder of Deeds in and for Berks County, Pennsylvania.

3. First Amendment to Lease Agreement dated August 5, 2002 between ET-Sanatoga and ALAS, joined by GHV, as new guarantor.

4. Lease Guaranty and Suretyship Agreement (Sanatoga) dated August 5, 2002 from GHV to ET-Sanatoga.


Heritage Woods
Agawam, Massachusetts:

1. Lease Agreement dated January 30, 1998 between ET Sub-Heritage Woods, LLC, a Delaware limited liability company (ET-Heritage), and Genesis Health Ventures of Massachusetts, Inc., a Pennsylvania corporation (GHV of Massachusetts).

2. Lease Guaranty dated January 30, 1998 from Genesis Health Ventures, Inc., a Pennsylvania corporation (GHV) in favor of ET-Heritage.

3. Memorandum of Lease dated January 30, 1998 between ET-Heritgage and GHV of Massachusetts.

4.   Assumption of Lease dated January 31, 2001 between GHV of
     Massachusetts, ET-Heritage and GHV.


Highgate Court
Paoli, Pennsylvania

1. Lease Agreement dated January 30, 1998 between ET-Sub Highgate, L.P., a Pennsylvania limited partnership (ET-Highgate) and GeriMed.

2.   Guaranty of Lease Agreement dated January 31, 1998 from GHV.

3. First Amendment to Lease Agreement dated March 4, 2000 between ET-Highgate and GeriMed.

4. Second Amendment to Lease Agreement dated January 31, 2001 between ET-Highgate and GeriMed.

5.   Consent and Confirmation of Guarantor dated January 31, 2001 from
     GHV.

                                  E-5


6. Guaranty of Payment dated January 31, 2001 by and between Eldertrust Operating Limited Partnership, a Delaware limited partnership and Tenant.

7. Assumption of Lease dated January 31, 2001 between ET-Highgate, GeriMed and GHV.


Lopatcong Center
Phillipsburg, New Jersey

1. Lease Agreement dated January 30, 1998 between ET Sub-Lopatcong, L.L.C., a Delaware limited liability company (ET-Lopatcong), and Geriatric and Medical Services, Inc., a New Jersey corporation (GeriMed).

2.   Lease Guaranty dated January 30, 1998 from GHV in favor of ET-
     Lopatcong.

3.   Memorandum of Lease dated January 30, 1998 between ET-Lopatcong and
     GeriMed.

4.   First Amendment to Lease dated November 23, 1999 between ET-
     Lopatcong and  GeriMed.

5.   Assumption of Lease dated January 31, 2001 between GeriMed,
     ET-Lopatcong and GHV.


                                   E-6


                              EXHIBIT B-4

Meridian 7 Facilities

Corsica Hills Center
205 Armstrong Avenue
Centreville, MD  21617

Heritage Center
7232 German Hill Road
Dundalk, MD  21222

LaPlata Center
1 Magnolia Drive
LaPlata, MD  20646

Multi-Medical Center
7700 York Road
Towson, MD  21204

Severna Park Center
24 Truckhouse Road
Severna Park, MD  21146

Voorhees Center
3001 Evesham Road
Voorhees, NJ  08043

Westfield Center
1515 Lamberts Mill Road
Westfield, NJ  07090

                                  E-7

                              EXHIBIT B-5

                       Grantors of the Option


A. 	Mifflin - State Street Associates

B. 	Highgate - Geriatric and Medical Services, Inc.

C.    (i)   Berkshire - Assisted Living Associates of Berkshire, Inc.*

      (ii)   Lehigh - Assisted Living Associates of Lehigh, Inc.*

      (iii)   Sanatoga - Assisted Living Associates of Sanatoga, Inc.*

Only one of the options granted by the * Grantors may be exercised.

                                  E-8

                                EXHIBIT B-6

       Schedule of Tax Indemnity Agreements Relating to Meridian 7


    Indemnification Agreement made as of September 3, 1998, by ElderTrust Operating Limited Partnership in favor of the persons and entities listed on Exhibit B thereto.


                                   E-9



                                EXHIBIT B-7

                      Meridian 7 Leases and Subleases

Corsica Hills Center
Centreville, Maryland

1. Lease Agreement dated November 30, 1993 between Corsica Hills Associates Limited Partnership, a Maryland limited partnership (Corsica Hills Landlord) and Meridian Healthcare, Inc., a
     Pennsylvania corporation (MHC), with Guarantee by Genesis Health Ventures, Inc. (GHV).

2. Purchase Option Agreement dated November 30, 1993 between Corsica Hills Landlord and MHC.

3. Amendment No. 1 to Lease Agreement dated as of August 1, 1994 between Corsica Hills Landlord and MHC, with Affirmation of Guarantee by GHV.

4. Amendment No. 2 to Lease Agreement dated as of August 1, 1994 between Corsica Hills Landlord and MHC, with Affirmation of Guarantee by GHV.

5. Assignment of Lease Agreement dated September 3, 1998 between MHC and ET Sub-Meridian Limited Partnership, L.L.P., a Virginia limited
     liability partnership (ET Sub-	Meridian).

6. Assignment of Option Agreement dated September 3, 1998 between MHC and ET Sub-Meridian.

7. Amendment No. 3 to Lease Agreement dated September 3, 1998 between Corsica Hills Landlord and ET Sub-Meridian.

8. First Amendment to Option Agreement dated September 3, 1998 between Corsica Hills Landlord and ET Sub-Meridian.

9. Sublease Agreement dated September 3, 1998 between ET Sub-Meridian, as landlord, and MHC, as tenant.

10.  Guaranty of Sublease dated September 3, 1998 from GHV to ET Sub-
     Meridian.

11. Assumption of Lease dated January 31, 2001 between MHC, ET Sub-Meridian and GHV.


Heritage Center
Dundalk, Maryland


1. Lease Agreement dated November 30, 1993 between Heritage Associates Limited Partnership, a Maryland limited partnership (Heritage Landlord) and MHC,with Guarantee by GHV.

                                  E-10

2. Purchase Option Agreement dated November 30, 1993 between Heritage Landlord and MHC.

3. Amendment No. 1 to Lease Agreement dated as of August 1, 1994 between Heritage Landlord and MHC, with Affirmation of Guarantee by GHV.

4. Amendment No. 2 to Lease Agreement dated as of August 1, 1994 between Heritage Landlord and MHC, with Affirmation of Guarantee by GHV.

5. Assignment of Lease Agreement dated September 3, 1998 between MHC and ET Sub-Meridian Limited.

6. Assignment of Option Agreement dated September 3, 1998 between MHC and ET Sub-Meridian.

7. Amendment No. 3 to Lease Agreement dated September 3, 1998 between Heritage Landlord and ET Sub-Meridian.

8. First Amendment to Option Agreement dated September 3, 1998 between Heritage Landlord and ET Sub-Meridian.

9. Sublease Agreement dated September 3, 1998 between ET Sub-Meridian, as landlord, and MHC, as tenant.

10.  Guaranty of Sublease dated September 3, 1998 from GHV to ET Sub-
     Meridian.

11. Assumption of Lease dated January 31, 2001 between MHC, ET Sub-Meridian and GHV.


LaPlata Center
LaPlata, Maryland

1.   Lease Agreement dated November 30, 1993 between Charlesmead
     Meridian Limited Partnership, a Maryland limited partnership
     (LaPlata Landlord)and MHC, with Guarantee by GHV.

2. Purchase Option Agreement dated November 30, 1993 between LaPlata Landlord and MHC.

3. Amendment No. 1 to Lease Agreement dated as of August 1, 1994 between LaPlata Landlord and MHC, with Affirmation of Guarantee by GHV.

4. Amendment No. 2 to Lease Agreement dated as of August 1, 1994 between LaPlata Landlord and MHC, with Affirmation of Guarantee by GHV.

5. Assignment of Lease Agreement dated September 3, 1998 between MHC and ET Sub-Meridian.

                                 E-11

6. Assignment of Option Agreement dated September 3, 1998 between MHC and ET Sub-Meridian.

7. Amendment No. 3 to Lease Agreement dated September 3, 1998 between LaPlata Landlord and ET Sub-Meridian.

8. First Amendment to Option Agreement dated September 3, 1998 between LaPlata Landlord and ET Sub-Meridian.

9. Sublease Agreement dated September 3, 1998 between ET Sub-Meridian, as landlord, and MHC, as tenant.

10.  Guaranty of Sublease dated September 3, 1998 from GHV to ET Sub-
     Meridian.

11. Assumption of Lease dated January 31, 2001 between MHC, ET Sub-Meridian and GHV.


Multi-Medical Center
Towson, Maryland

1. Lease Agreement dated November 30, 1993 between Multi-Medical Meridian Limited Partnership, a Maryland limited partnership
     (Multi-Medical Landlord) and MHC,with Guarantee by GHV.

2. Purchase Option Agreement dated November 30, 1993 between Multi-Medical Landlord and MHC.

3. Amendment No. 1 to Lease Agreement dated as of August 1, 1994 between Multi-Medical Landlord and MHC, with Affirmation of Guarantee by GHV.

4. Amendment No. 2 to Lease Agreement dated as of August 1, 1994 between Multi-Medical Landlord and MHC, with Affirmation of Guarantee by GHV.

5. Assignment of Lease Agreement dated September 3, 1998 between MHC and ET Sub-Meridian.

6. Assignment of Option Agreement dated September 3, 1998 between MHC and ET Sub-Meridian.

7. Amendment No. 3 to Lease Agreement dated September 3, 1998 between Multi-Medical Landlord and ET Sub-Meridian.

8. First Amendment to Option Agreement dated September 3, 1998 between Multi-Medical Landlord and ET Sub-Meridian.

9. Sublease Agreement dated September 3, 1998 between ET Sub-Meridian, as landlord, and MHC, as tenant.

                                  E-12

10.  Guaranty of Sublease dated September 3, 1998 from GHV to ET Sub-
     Meridian.

11. Assumption of Lease dated January 31, 2001 between MHC, ET Sub-Meridian and GHV.


Severna Park
Servena Park, Maryland

1. Lease Agreement dated November 30, 1993 between Severna Associates Limited Partnership, a Maryland limited partnership (Severna
     Landlord) and MHC,with Guarantee by GHV.

2. Purchase Option Agreement dated November 30, 1993 between Severna Landlord and MHC.

3. Amendment No. 1 to Lease Agreement dated as of August 1, 1994 between Severna Landlord and MHC, with Affirmation of Guarantee by GHV.

4. Amendment No. 2 to Lease Agreement dated as of August 1, 1994 between Severna Landlord and MHC, with Affirmation of Guarantee by GHV.

5. Assignment of Lease Agreement dated September 3, 1998 between MHC and ET Sub-Meridian Limited Partnership, L.L.P., a Virginia limited liability partnership (ET Sub-Meridian).

6. Assignment of Option Agreement dated September 3, 1998 between MHC and ET Sub-Meridian recorded in the Land Records of Queen Annes County, Maryland on September 11, 1998 in Liber 635, folio 107.

7. Amendment No. 3 to Lease Agreement dated September 3, 1998 between Severna Landlord and ET Sub-Meridian.

8. First Amendment to Option Agreement dated September 3, 1998 between Severna Landlord and ET Sub-Meridian.

9. Sublease Agreement dated September 3, 1998 between ET Sub-Meridian, as landlord, and MHC, as tenant.

10.  Guaranty of Sublease dated September 3, 1998 from GHV to ET Sub-
     Meridian.

11. Assumption of Lease dated January 31, 2001 between MHC, ET Sub-Meridian and GHV.

                                  E-13


Voorhees Center
Voorhees, New Jersey

1. Lease Agreement dated November 30, 1993 between Cherry Hill Meridian Limited Partnership, a Maryland limited partnership (Cherry Hill Landlord) and MHC,with Guarantee by GHV.

2. Purchase Option Agreement dated November 30, 1993 between Cherry Hill Landlord and MHC.

3. Amendment No. 1 to Lease Agreement dated as of August 1, 1994 between Cherry Hill Landlord and MHC, with Affirmation of Guarantee by GHV.

4. Amendment No. 2 to Lease Agreement dated as of August 1, 1994 between Cherry Hill Landlord and MHC, with Affirmation of Guarantee by GHV.

5. Assignment of Lease Agreement dated September 3, 1998 between MHC and ET Sub-Meridian Limited Partnership, L.L.P., a Virginia limited liability partnership (ET Sub-Meridian).

6. Assignment of Option Agreement dated September 3, 1998 between MHC and ET Sub-Meridian recorded in the Land Records of Queen Annes County, Maryland on September 11, 1998 in Liber 635, folio 107.

7. Amendment No. 3 to Lease Agreement dated September 3, 1998 between Cherry Hill Landlord and ET Sub-Meridian.

8. First Amendment to Option Agreement dated September 3, 1998 between Cherry Hill Landlord and ET Sub-Meridian.

9. Sublease Agreement dated September 3, 1998 between ET Sub-Meridian, as landlord, and MHC, as tenant.

10.   Guaranty of Sublease dated September 3, 1998 from GHV to ET Sub-
      Meridian.

11. Assumption of Lease dated January 31, 2001 between MHC, ET Sub-Meridian and GHV.


Westfield Center
Westfield, New Jersey

1. Lease Agreement dated November 30, 1993 between Westfield Meridian Limited Partnership, a Maryland limited partnership (Westfield Landlord) and MHC,with Guarantee by GHV.

2. Purchase Option Agreement dated November 30, 1993 between Westfield Landlord and MHC.

                                   E-14

3. Amendment No. 1 to Lease Agreement dated as of August 1, 1994 between Westfield Landlord and MHC, with Affirmation of Guarantee by GHV.

4. Amendment No. 2 to Lease Agreement dated as of August 1, 1994 between Westfield Landlord and MHC, with Affirmation of Guarantee by GHV.

5. Assignment of Lease Agreement dated September 3, 1998 between MHC and ET Sub-Meridian Limited Partnership, L.L.P., a Virginia limited liability partnership (ET Sub-Meridian).

6. Assignment of Option Agreement dated September 3, 1998 between MHC and ET Sub-Meridian recorded in the Land Records of Queen Annes County, Maryland on September 11, 1998 in Liber 635, folio 107.

7. Amendment No. 3 to Lease Agreement dated September 3, 1998 between Westfield Landlord and ET Sub-Meridian.

8. First Amendment to Option Agreement dated September 3, 1998 between Westfield Landlord and ET Sub-Meridian.

9. Sublease Agreement dated September 3, 1998 between ET Sub-Meridian, as landlord, and MHC, as tenant.

10.  Guaranty of Sublease dated September 3, 1998 from GHV to ET Sub-
     Meridian.

11. Assumption of Lease dated January 31, 2001 between MHC, ET Sub-Meridian and GHV.


                               EXHIBIT B-8

                  Form of Back-Up Tax Indemnity Agreement



                               EXHIBIT C-1

                    Assumed Loan Documents (by Property)

Pleasant View Loan Documents:

1. $3,900,000 Fixed Rate Note dated September 9, 1999 from ET Sub-Pleasant View, L.L.C. (Pleasant View Borrower) to Morgan Guaranty Trust Company of New York (Lender).

2. Mortgage with Statutory Power of Sale and Security Agreement dated September 9, 1999 from Pleasant View Borrower to Lender.

3. Assignment of Lease and Rents dated September 9, 1999 from Pleasant View Borrower to Lender.

4. Environmental Indemnity Agreement dated September 9, 1999 from Pleasant View Borrower and ElderTrust Operating Limited
     Partnership (ETOP) to Lender.

5. Clearing Account Agreement dated September 9, 1999 from Pleasant View Borrower to Lender.

6. Agreement for Notification and Acknowledgment of Pledge of Accounts dated September 9, 1999 among First Union National Bank, Pleasant View Borrower to Lender.

7. Asbestos and Lead Based Paint Operations and Maintenance Agreements dated September 9, 1999 from Pleasant View Borrower to Lender.

8. Escrow Agreement fro Reserves and Impounds dated September 9, 1999 from Pleasant View Borrower to Lender.

9.   Guaranty dated September  9, 1999 from ETOP to Lender.

Riverview Ridge Loan Documents:

1. $2,723,598.77 Amended and Restated Promissory Note dated March 27, 1998 from ET Sub-Riverview Ridge Partnership, L.L.P. (Riverview Ridge Borrower) to Chase Manhattan Bank, N.A. (Bank).

2. Open-End Mortgage, Assignment and Security Agreement dated October 18, 2995 from Susquehanna Holdings Company (Seller) to Nationsbanc Mortgage Capital Corp. (Capital Corp.).

3. Consent and Assumption Agreement dated March 27, 1998 among Seller, Riverview Ridge Borrower, AMRESCO Services, L.P and Genesis Health Venture of Wilkes-Barre, Inc.

4.   Loan Agreement dated October 19, 1995 between Seller and Capital
     Corp.

All other documents and instruments to which the applicable ET Entity is a party is bound that evidences or secures the loan, so long as such documents do no have a material adverse affect on the obligations of borrower under the loan documents.

                                  E-24



                                EXHIBIT C-2

                 Balances of Assumed Loans and Amounts of Deposits


                        Outstanding Principal         Deposits (escrows)
Property/Loan         Balance as of June 30, 2003    as of June 30, 2003

Riverview Ridge          $2,448,846.62                 $176,964.59
                                                       (GHV funded)

Pleasant View            $3,713,192.85                 $11,499.15
                                                       (GHV funded)

                                                       $50,912.16
                                                       (ET funded)

MHC Holding Co. Notes:    $11,271,897.67

                                  E-25

                              EXHIBIT C-3

                          List of ET Lenders

     Property                                  Lender

Liberty Court                             Wachovia Bank, N.A.

Phillipsburg                              Wachovia Bank, N.A.

Willowbrook                               Wachovia Bank, N.A.

Berkshire                                 Wachovia Bank, N.A.

Lehigh                                    Wachovia Bank, N.A.

Sanatoga                                  Wachovia Bank, N.A.

Heritage Woods                            Wachovia Bank, N.A.

Meridian 7                                ORIX Capital Markets, LLC, as
                                           sevicer for LaSalle National
                                           Bank, trustee, and
                                           Manufacturers Traders and
                                           Trust Company, lender

Lopatcong                                 ORIX Capital Markets, LLC, as
                                           sevicer for Wells Fargo Bank
                                           Minnesota, N.A., trustee

Pleasant View                             ORIX Capital Markets, LLC, as
                                           sevicer for Wells Fargo Bank
                                           Minnesota, N.A., trustee

Highgate                                  Eaton Vance Management,
                                           bondholder

Riverview Ridge                           Midland Mortgage, as sevicer
                                           for The Chase Manhattan Bank,
                                           N.A., trustee

                                  E-26



                               EXHIBIT C-4

                           List of GHV Lenders


                           Wachovia Bank, N.A.

                                  E-27



                                EXHIBIT D

                        Amendment to Lease Form

Exhibit D-(i)           -     Berkshire Commons
Exhibit D-(ii)          -     Lehigh Commons
Exhibit D-(iii)         -     Sanatoga Commons
Exhibit D-(iv)          -     Heritage Woods
Exhibit D-(v)           -     Highgate at Paoli Pointe
Exhibit D-(vi)          -     Lopatcong


                                 E-28

                               EXHIBIT E

            Allocation of Lump Sum Payments on Property Basis
                       resulting in Rent Reductions

                                                   Revised Monthly
        Properties          Lump Sum Payment         Rent Payment


Heritage Woods               $2,120,000.00            $ 40,060.00

Sanatoga                     $   530,00.00            $ 18,944.00

                                  E-29


                                EXHIBIT F

        Allocation of $5,000,000 Consent Amount to Relevant Properties

                    Berkshire                     $   323,609

                    Heritage Woods                $   405,699

                    Highgate                      $   704,206

                    Lehigh                        $   304,952

                    Lopatcong                     $   801,221

                    Meridian 7                    $ 1,021,372

                    Phillipsburg                  $   222,863

                    Pleasant View                 $   301,221

                    Riverview Ridge               $   334,803

                    Sanatoga                      $   290,027

                    Willowbrook                   $   290,027


                                  E-30


                                 EXHIBIT G

                      Description of Reorganization


                                  E-31


                                 EXHIBIT H

                       Form of Replacement Guaranty


                                  E-32


                LEASE GUARANTY AND SURETYSHIP AGREEMENT

     THIS LEASE GUARANTY AND SURETYSHIP AGREEMENT (sometimes herein referred to as the Guaranty), dated as of the ______ day of _________, 200__, by GENESIS HEALTHCARE CORPORATION, a Pennsylvania corporation, having an address at 101 East State Street, Kennett Square, Pennsylvania 19348 (the Guarantor) in favor of ET LANDLORD TO BE INSERTED, having an address at 2711 Centerville Road, Suite 108, Wilmington, Delaware 19808 (the Landlord).

                               WITNESSETH:

      WHEREAS, GHV TENANT TO BE INSERTED (Tenant) and Landlord are parties to that certain Amended and Restated Lease of even date herewith, pursuant to which Tenant leases from Landlord the real property and buildings and improvements known as ________________________________
_______________________(the Lease);

      WHEREAS, the Tenant is a wholly owned subsidiary of Guarantor; and

      WHEREAS, Landlord has required that the Guarantor guaranty and act as surety for Tenants performance under the Lease in the manner hereinafter set forth; and

      WHEREAS, the Guarantor shall receive direct and indirect benefits from the entry by the Landlord into the Lease with Tenant.

      NOW, THEREFORE, Guarantor hereby agrees as follows:

      1.	The Guarantor unconditionally guarantees to the Landlord and agrees to be surety for the full and punctual payment, performance and observance by the Tenant, of all the terms, covenants and conditions in the Lease contained on Tenants part to be kept, performed or observed.
This Guaranty shall include any liability of Tenant that shall accrue under the Lease for any period preceding as well as any period following the term in the Lease specified. Without limitation of the foregoing, if at any time Tenant shall default in the payment, performance or observance of any of the terms, covenants or conditions in the Lease contained on the Tenants part to be kept, performed or observed, the Guarantor will keep, perform and observe the same, as the case may be, in place and stead of the Tenant.

      2.	The Guarantor hereby waives: (a) notice of acceptance of
this Guaranty; (b) presentment and demand for any payments due Landlord;
(c) protest and notice of dishonor or default to the Guarantor or to any other person or party with respect to the terms of the Lease or any portion thereof; (d) notice of Tenants nonpayment, nonperformance or nonobservance, other than as expressly required under the Lease.

      3.	This is a guaranty of performance and payment and not of
collection, and the Guarantor waives any right to require that any action be brought against the Tenant or to require that resort be had to any credit on the books of the Landlord in favor of the Guarantor or any other person or party.

                                  E-33

      4.	Any act of the Landlord, or the successors or assigns of the
Landlord, consisting of a waiver of any of the terms or conditions of the Lease, or the giving of any consent to any manner or thing relating to the Lease, or the granting of any indulgences or extensions of time to the Tenant, may be done without notice to the Guarantor and without releasing the obligations of the Guarantor hereunder.

      5.	The obligations of the Guarantor hereunder shall not be released by Landlords receipt, application or release of security given for the performance and observance of covenants and conditions in the Lease contained on Tenants part to be performed or observed; nor by any modification of the Lease, but in case of any such modification, the liability of the Guarantor shall be deemed modified in accordance with the terms of any such modification of the Lease.

      6.	The obligations, covenants and agreements of Guarantor under this Guaranty shall in no way be affected or impaired by reason of the happening from time to time of any of the following, although without notice to or the further consent of Guarantor:

(a) 	the waiver by Landlord of the performance or observance by Guarantor,
Tenant or any other party of any of the agreements, covenants or conditions contained in the Lease or this Guaranty;

(b) 	the extension, in whole or in part, of the time for payment by
Guarantor or Tenant of any sums owing or payable under the Lease or this Guaranty, or of any other sums or obligations under or arising out of or on account of the Lease or this Guaranty, or the renewal of the Lease or this Guaranty;

(c) 	any assignment of the Lease or subletting of the Premises or any part thereof;

(d) 	the modification or amendment (whether material or otherwise) of any of the obligations of Guarantor or Tenant under the Lease or this Guaranty;

(e) 	the doing or the omission of any of the acts referred to in the
Lease or this Guaranty (including, without limitation, the giving of any consent referred to therein);

(f) 	any failure, omission or delay on the part of Landlord to enforce, assert or exercise any right, power or remedy conferred on or available to Landlord in or by the Lease or this Guaranty, or any action on the part of Landlord granting indulgence or extension in any form whatsoever;

(g) 	the voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the assets, marshaling of assets and liabilities, receivership, conservatorship, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceeding affecting Tenant or Guarantor or any of its assets; or


                                    E-34


(h) 	the release of Guarantor or Tenant from the performance or observance of any of the agreements, covenants, terms or conditions contained in the Lease or this Guaranty by operation of law; or

(i)	the release of any other guarantor of the Lease.

      7.	Until all the covenants and conditions in the Lease to be
performed and observed on the Tenants part are fully and indefeasibly performed and observed, the Guarantor: (a) shall have no right of subrogation against the Tenant by reason of any payments or acts of performance by the Guarantor, in compliance with the obligations of the Guarantor hereunder; (b) subordinates to the rights of Landlord any right to enforce any remedy which the Guarantor now or hereafter shall have against the Tenant by reason of any one or more payment or acts of performance in compliance with the obligations of the Guarantor hereunder; and (c) subordinates any liability or indebtedness of the Tenant now or hereafter held by the Guarantor to the obligations of the Tenant to the Landlord under the Lease.

      8.	This Guaranty shall apply to the Lease, any extension or
renewal thereof and to any holdover term following the term thereby granted.

      9.	The Guarantor represents and warrants to Landlord that, as of the date hereof:

      (a)	It is a Pennsylvania corporation, duly constituted and validly existing under the laws of such state, and has the power and authority to own its assets and to conduct its business.

      (b)	It has full corporate power and authority to execute and deliver this Guaranty and to perform its obligations hereunder.

      (c)	This Guaranty has been duly authorized, executed and delivered by the Guarantor and constitutes the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms.

      (d)	The Tenant is a wholly owned subsidiary of Guarantor.

      (e)	All recent financial statements and other information
concerning the Guarantor delivered to the Landlord by or on behalf of the Tenant or the Guarantor are true, correct and complete in all material respects, fairly represent Guarantors financial condition as of the date hereof and thereof, and no information has been omitted which would make the information previously furnished misleading or incorrect in any material respect.

      (f)	All consents, approvals, filings and registrations with or of any court, governmental authority or regulatory body or any political subdivision thereof required in connection with the execution, delivery and performance by the Guarantor of the Guaranty have been obtained or made; and the execution, delivery and performance by the Guarantor of this Guaranty will not conflict with or result in a violation of any of the terms or provisions of, or constitute a default under, any law or the regulations thereunder, organizational documents of the Guarantor, or any material agreement or material instrument to which the Guarantor is a party or by which it is bound.

                                   E-35

      (g)	The execution, delivery and performance of this Guaranty
constitutes private and commercial acts rather than public or governmental acts.

      10. Each notice and other communication under this Guaranty shall be in writing. Each notice, communication or document to be delivered to any party under this Guaranty shall be sent by hand delivery or facsimile transmission (promptly confirmed by courier) to it at the address herein contained, and marked for the attention of the person (if any), from time to time designated by such party for the purpose of this Guaranty. The initial address and person (if any) so designated by each party are set out opposite such partys signature to this Guaranty. Any communication or document shall be deemed to be received, if sent by facsimile transmission, when the recipient confirms legible transmission thereof or, if sent by hand delivery or by courier, when delivered at the address specified by the addressee for purposes of this Guaranty.

      11. Solely with respect to any suit, action or proceeding arising out of or relating to this Guaranty (each, a Proceeding), the Guarantor hereby irrevocably submits to the jurisdiction of any United States federal or state court sitting in the Commonwealth of Pennsylvania.
The Guarantor hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such Proceeding brought in such court and any claim that any such Proceeding brought in such court has been brought in an inconvenient forum. The Guarantor hereby agrees that a final, non-appealable judgment in any such Proceeding brought in such court shall be conclusive and binding upon it.

      12. Each reference herein to the Landlord shall be deemed to include its successors and assigns, in whose favor the provisions of this Guaranty shall also inure. Each reference herein to the Guarantor shall be deemed to include any permitted successors and assigns of the Guarantor (including any successor entity resulting from a merger or consolidation), in whose favor the provisions of this Guaranty shall also inure and all of whom shall be bound by the provisions of this Guaranty. In connection therewith, the Guarantor shall execute such reaffirmations of this Guaranty as may be reasonably requested from time to time by the Landlord. Notwithstanding the foregoing, it is hereby agreed that Guarantor shall have no rights to transfer or assign this Guaranty by operation of law or otherwise, without the express written consent of the Landlord, which consent may be withheld by the Landlord in the Landlords sole discretion, and any such transfer or assignment made without the Landlords consent shall be null and void and shall be deemed a default hereunder.

      13. No delay on the part of the Landlord in exercising any rights hereunder or failure to exercise the same shall operate as a waiver of such rights; no notice to or demand on the Guarantor shall be deemed to be a waiver of the obligation of the Guarantor or of the right of the Landlord to take further action without notice or demand as provided herein; nor in any event shall any modification or waiver of the provisions of this Guaranty be effective unless in writing nor shall any such waiver be applicable except in the specific instance for which given.

      14. In the event of a default under any of the terms of the Lease, Landlord shall have the right to proceed directly and immediately against the Guarantor and such proceeding is not to be deemed an irrevocable election of remedies.

                                   E-36

      15. This Guaranty is, and shall be deemed to be entered into, under and pursuant to the laws of the Commonwealth of Pennsylvania and shall be in all respects governed, construed, applied and enforced in accordance with the laws of said Commonwealth; and no defense given or allowed by the laws of any other state or country shall be interposed in any action or proceeding hereon unless such defense is also given or allowed by the laws of the Commonwealth of Pennsylvania.

      16. Guarantor shall furnish to Landlord, within one hundred twenty (120) days of the end of each fiscal year of Tenant during the Term of the Lease, an audited consolidated balance sheet of Guarantor as of the end of such fiscal year and an audited consolidated statement of income and consolidated cash flow of Guarantor for such fiscal year, setting forth in each case, in comparative form, the corresponding figures for the preceding fiscal year, prepared in accordance with GAAP, and a copy of its financial statements for such year certified by an appropriate officer of Guarantor and audited by an independent certified public accountant. Landlord may provide such financial statements to its consultants, lenders and investors, but otherwise shall not provide the financial statements to third parties without the prior consent of Guarantor.

     17. This instrument may not be changed, modified, discharged or terminated orally or in any manner other than by an agreement in writing signed by the Guarantor and the Landlord.

      18. If any term or provision of this Guaranty or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Guaranty, or the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby and all other terms and provisions of this Guaranty shall be valid and enforced to the fullest extent permitted by law.

      19.  THE GUARANTOR AND THE LANDLORD AGREE THAT ANY SUIT, ACTION
OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT BY THE LANDLORD
OR THE GUARANTOR ON OR WITH RESPECT TO THIS GUARANTY OR THE LEASE, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. THE LANDLORD AND THE GUARANTOR EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING.

      [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]


                                    E-37


     IN WITNESS WHEREOF, the Guarantor has hereunto executed and delivered this Guaranty as of the day and year first above written.

Witness:


___________________________


GENESIS HEALTHCARE CORPORATION


By:_______________________________
   Name:
   Title:


                                    E-38



                                  EXHIBIT I

                  Purchase Price for Each of the Facilities

                    Properties                     Allocation

                    Liberty Court                $10,277,602.00

                    Phillipsburg                 $ 3,390,410.00

                    Pleasant View                $ 4,590,646.00

                    Riverview Ridge              $ 5,075,541.00

                    Willowbrook                  $ 1,515,802.00

                    Meridian 7
                    Partnership Interests        $18,000,000.00

                                  E-39


                              EXHIBIT J-1

                     Description of Mifflin Property


Mifflin Court
450 E. Philadelphia Avenue
Shillington, PA

ALL THAT CERTAIN piece, parcel or tract of land, situated on the Southwest side of Philadelphia Avenue, S. R. 724, located in Cumru Township, Berks County, Pennsylvania, being known as Lot 2, as shown on a Final Plan of Mifflin Healthcare Center, prepared by David Miller/Associates, Incorporated Drawing No. 97-116.1, recorded in Subdivision Plan Book Volume 225 page 18, said tract being more fully bounded and described as follows:

BEGINNING at a point in the centerline of Philadelphia Avenue, thence extending in and along the same, the two following courses and distances
(1) South twenty eight degrees thirty three minutes twenty five seconds East a distance of three hundred sixty six and ninety hundredths feet to a point and (2) on a line curving to the left, having a radius of nine hundred fifty five and thirty seven hundredths feet an arc length of three hundred thirty six and fifty seven hundredths feet, a chord bearing of South thirty eight degrees thirty eight minutes fifty seven seconds East and a chord distance of three hundred thirty four and eighty three hundredths feet to a point, a corner of Lot 1 Purpart 1; thence extending along the same, the four following courses and distances (1) South forty five degrees eight minutes nine seconds West a distance of One hundred thirty three and fifty seven hundredths feet to a point and
(2) on a line curving to the left having a radius of one hundred eighty four and twenty eight hundredths feet, an arc length of one hundred sixty two and ninety five hundredths feet a chord bearing of South nineteen degrees forty eight minutes eighteen seconds West and a chord distance of one hundred fifty seven and sixty nine hundredths feet to a point;
(3) South sixty five degrees forty eight minutes fifty eight seconds
West a distance of one hundred seventy and eighty eight hundredths feet to a point; and (4) South thirty seven degrees forty six minutes eighteen seconds West, a distance of two hundred three and eighteen hundredths feet to a point in line of lands now or formerly of Borough of Shillington; thence along the same, North sixty degrees forty minutes twenty one seconds West, a distance of twenty and twenty two hundredths feet to an iron pin, a corner of lands now or formerly of Donald K. and Barbara S. Schlosser; thence extending along the same, and along the East right of way line of a 15 feet wide alley, respectively, North three degrees twenty one minutes fifty two seconds East a distance of one thousand forty eight and eighty six hundredths feet to the place of beginning.

CONTAINING 4.91 acres.

                                  E-40

                                EXHIBIT J-2

                     Description of Highgate Court Lease

1. Lease Agreement dated January 30, 1998 between ET-Sub Highgate, L.P., a Pennsylvania limited partnership (Landlord) and Geriatric and Medical Center, Inc., a New Jersey corporation (Tenant).

2. Guaranty of Lease Agreement dated January 31, 1998 from Genesis Health Ventures, Inc. (GHV).

2. First Amendment to Lease Agreement dated March 4, 2000 between Landlord and Tenant.

3. Second Amendment to Lease Agreement dated January 31, 2001 between Landlord and Tenant.

4.   Consent and Confirmation of Guarantor dated January 31, 2001 from
     GHV.

5. Guaranty of Payment dated January 31, 2001 by and between Eldertrust Operating Limited Partnership, a Delaware limited partnership and Tenant.

6. Assumption of Lease dated January 31, 2001 between Landlord, Tenant and GHV.


                                  E-41


                                EXHIBIT K

                         Intentionally Omitted



                                  E-42

                              EXHIBIT L-1

                              Form of Deed

                                  E-43


                                  DEED

     THIS INDENTURE is made this day of _______________, 2003, BETWEEN GHV ENTITY (hereinafter referred to as the Grantor), of the one part, and ETOP ENTITY (hereinafter referred to as the Grantee), of the other part.

     WITNESSETH, That the said Grantor, for and in consideration of the sum of _____________DOLLARS ($____________) lawful money of the United States of America paid to it, the said Grantor, by the said Grantee, at and before the sealing and delivery of these presents, the receipt whereof is hereby acknowledged, has granted, bargained, sold, conveyed, released and confirmed, and by these presents does grant, bargain, sell, convey, release and confirm unto the said Grantee, its successors and assigns.

     ALL THAT certain parcel of land with the buildings and improvement thereon erected situate in the Township of Cumru, Berks County,
Pennsylvania, as more particularly described on   Exhibit A attached
hereto and made a part hereof.

     TOGETHER with all and singular the Buildings, Improvements, Streets, Alleys, Passages, Ways, Waters, Water-Courses, Rights, Liberties, Privileges, Hereditaments and Appurtenances whatsoever thereunto belonging, or in any way appertaining, and the Reversions and Remainders, Rents, Issues and Profits thereof; and all the estate, right, title, interest, property, claim and demand whatsoever, of it, the said Grantor, in law, equity, or otherwise, of, in, and to the same and every part thereof.

     TO HAVE AND TO HOLD the above described land together with all buildings and improvements thereon and all Hereditaments and Premises hereby granted, or mentioned and intended so to be, with the Appurtenances, unto the said Grantee, and to its successors and assigns, to and for the only proper use and behoof of the said Grantee, and its successors and assigns, forever.

     AND the said Grantor, for itself and its heirs, personal representatives, successors and assigns, Does by these presents, covenant, grant and agree to and with the said Grantee, its successors and assigns, that it, the said Grantor and its successors and assigns, all and singular the Hereditaments and Premises herein above described and granted, or mentioned and intended so to be, with the Appurtenances, unto the said Grantee, its successors and assigns, against it, the said Grantor, its successors and assigns, and against all and every other person or persons whomsoever lawfully claiming or to claim the same or any part thereof, by, from, or under it, them, or any of them, shall and will WARRANT AND FOREVER DEFEND.

                                  E-44

     IN WITNESS WHEREOF, Grantor has signed and delivered this Deed as a sealed instrument as of the day and year first above written.

                                  GHV ENTITY


                                  By:__________________________
                                  Name:_______________________
                                  Title:________________________


COMMONWEALTH OF PENNSYLVANIA	:
                              : SS.
COUNTY OF PHILADELPHIA        :

     On this, the _____ day of ____________________, 2003, before me, the undersigned notary public, personally appeared __________________, known or satisfactorily proven to me to be the person who signed the foregoing instrument, who acknowledged himself to be the _______________ of GHV ENTITY, and who further acknowledged that he, being authorized to do so, executed the foregoing instrument as the act and deed of the trust by signing the name of the trust by himself as such officer, in the capacity set forth herein.

     In witness whereof, I hereunto set my hand and official seal.


                                 ____________________________________
                                 Notary Public

My commission expires:
                                 [affix seal and stamp]

                                  E-45


                                 EXHIBIT A

                          INSERT LEGAL DESCRIPTION


                                   E-46

                                   DEED


                                GHV ENTITY
                                            Grantor

                                   TO
                               ETOP ENTITY
                                            Grantee


                           Record and return to:


The address of the within named Grantee is:

________________________________
On behalf of Grantee


                                  E-47


                               EXHIBIT L-2
                      Form of Assignment of Lease
                         ASSIGNMENT OF LEASE
     [NOTE:  THERE WILL BE A SEPARATE ASSIGNMENT FOR EACH LEASEHOLD]

     THIS ASSIGNMENT is made this ____ day of _______, 200 but effective as of ______________, 200____, (the Effective Date) by
_____________________________ (Assignor), to __________________
_________________________________ (Assignee).

                                BACKGROUND

     A. Assignor is currently the holder of the tenants interest under the lease described on Schedule A hereto (the Lease).

     B. The Lease covers the property known as ________________________ _________ and affects and includes, without limitation, the land more fully described by metes and bound on Schedule B hereto.

     C. Assignor desires to assign to Assignee its interests and obligations under the Lease and Assignee desires to accept such interests and assume such obligations.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

     1. Assignor hereby assigns, transfers and sets over and delivers to Assignee all of Assignors right, title and interest, as tenant, in and to the Lease, to have and to hold the same unto Assignee, its successors and assigns.

     2. Assignee, for itself and its successors and assigns, hereby assumes the performance and observance of all of the burdens, terms, covenants and obligations to be performed and/or observed by the tenant under the Lease which arising from and after (but not prior to) the Effective Date.

     3. Notwithstanding anything in Paragraph 3 to the contrary, it is understood and agreed that the assumption by Assignee of the tenants obligations under the Lease arising from and after the Effective Date shall not relieve Assignor in any manner or to any degree from the tenants obligations to the Landlord arising under the Lease, whether arising prior to or from and after the date of this Assignment, and Assignor shall continue to remain liable for all such obligations prior to and from and after the date of this Assignment.

     4. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


                                 E-48

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be duly signed on the day and year first above written.


                                        ASSIGNOR:



                                        By:
                                        Name:
                                        Title:


                                        ASSIGNEE:


                                        By:
                                        Name:
                                        Title:


                                  E-49

                            ACKNOWLEDGMENT


STATE OF____________________________:

COUNTY OF__________________________:


     On this the__________________ day of_______________________, 2003,
before me,_______________________the undersigned notary public, personally appeared________________________who acknowledged himself to be a__________________________of___________________________, a_________
__________________________, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the____________________________by himself as such______________.

     IN WITNESS WHEREOF, I have herein to set my hand and official seal

                                       ________________________________
                                       Name:
        [Notary Seal]                  Title:  Notary Public
                                       My Commission Expires:

                                    E-50


                            ACKNOWLEDGMENT


STATE OF____________________________:

COUNTY OF__________________________:


     On this the__________________ day of_______________________, 2003,
before me,_______________________the undersigned notary public, personally appeared________________________who acknowledged himself to be a__________________________of___________________________, a_________
__________________________, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the____________________________by himself as such______________.

     IN WITNESS WHEREOF, I have herein to set my hand and official seal

                                       ________________________________
                                       Name:
        [Notary Seal]                  Title:  Notary Public
                                       My Commission Expires:


                                  EXHIBIT M
                 Forms of Conveyance and Transfer Agreements


              Exhibit M-(i)           -     Liberty Court

              Exhibit M-(ii)          -     Phillipsburg

              Exhibit M-(iii)         -     Pleasant View

              Exhibit M-(iv)          -     Riverview Ridge

              Exhibit M-(v)           -     Willowbrook

              Exhibit M-(vi)          -     Meridian 7 Ownership Interests



                                   E-51